Debt	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Debt
Note 8 - Debt
Long-Term Debt
Long-term debt is recognized in the Company’s and Southwest’s Consolidated Balance Sheets generally at the carrying value of the obligations outstanding. However, details surrounding the fair value and individual carrying values of instruments are discussed below and provided in the table that follows.
The fair values of Southwest’s revolving credit facility (including commercial paper) and the variable-rate Industrial Development Revenue Bonds (“IDRBs”) approximate their carrying values. The fair values of the revolving credit facility and IDRBs are categorized as Level 1 based on the FASB’s fair value hierarchy, due to Southwest’s ability to access similar debt arrangements at measurement dates with comparable terms, including variable/market rates. Additionally, the borrowings by Southwest under the revolving credit facility are generally repaid quickly, and the IDRBs have interest rates that reset frequently.
The fair values of Southwest’s debentures (which include senior and medium-term notes) were determined utilizing a market-based valuation approach, where fair values are determined based on evaluated pricing data, such as broker quotes and yields for similar securities adjusted for observable differences. Significant inputs used in the valuation generally include benchmark yield curves, credit ratings, and issuer spreads. The external credit rating, coupon rate, and maturity of each security are considered in the valuation, as applicable. The fair values of debentures are categorized as Level 2 in the hierarchy.
The Centuri secured revolving credit and term loan facility and Centuri’s other debt obligations (not actively traded) are categorized as Level 3. Because Centuri’s debt is not publicly traded, fair values for the secured revolving credit and term loan facility and its other debt obligations were based on a conventional discounted cash flow methodology and utilizing current market pricing yield curves, across Centuri’s debt maturity spectrum, of other industrial bonds with an assumed credit rating comparable to the Company’s.
Carrying amounts of long-term debt and related estimated fair values as of December 31, 2020 and 2019 are disclosed in the following table. The fair value hierarchy is described in Note 1 - Background, Organization, and Summary of Significant Accounting Policies.

	December 31,
	2020		2019
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
(Thousands of dollars)
Southwest Gas Corporation:
Debentures:
Notes, 4.45%, due 2020	$—	$—	$125,000	$126,673
Notes, 6.1%, due 2041	125,000	174,858	125,000	162,666
Notes, 3.875%, due 2022	250,000	258,825	250,000	258,550
Notes, 4.875%, due 2043	250,000	317,190	250,000	291,928
Notes, 3.8%, due 2046	300,000	347,046	300,000	308,307
Notes, 3.7%, due 2028	300,000	344,553	300,000	320,685
Notes, 4.15%, due 2049	300,000	370,278	300,000	330,138
Notes, 2.2%, due 2030	450,000	474,552	—	—
8% Series, due 2026	75,000	99,723	75,000	96,905
Medium-term notes, 7.78% series, due 2022	25,000	26,663	25,000	27,500
Medium-term notes, 7.92% series, due 2027	25,000	33,802	25,000	32,543
Medium-term notes, 6.76% series, due 2027	7,500	9,613	7,500	9,156
Unamortized discount and debt issuance costs	(17,822)		(14,450)
	2,089,678		1,768,050
Revolving credit facility and commercial paper	150,000	150,000	150,000	150,000
Industrial development revenue bonds:
Tax-exempt Series A, due 2028	50,000	50,000	50,000	50,000
2003 Series A, due 2038	50,000	50,000	50,000	50,000
2008 Series A, due 2038	50,000	50,000	50,000	50,000
2009 Series A, due 2039	50,000	50,000	50,000	50,000
Unamortized discount and debt issuance costs	(1,472)		(1,717)
	198,528		198,283
Less: current maturities	—		(125,000)
Long-term debt, less current maturities – Southwest Gas Corporation	$2,438,206		$1,991,333
Centuri:
Centuri term loan facility	$226,648	230,824	$244,812	252,182
Unamortized debt issuance costs	(820)		(1,101)
	225,828		243,711
Centuri secured revolving credit facility	26,626	26,645	60,021	60,057
Centuri other debt obligations	81,973	84,246	43,929	44,787
Less: current maturities	(40,433)		(38,512)
Long-term debt, less current maturities – Centuri	$293,994		$309,149
Consolidated Southwest Gas Holdings, Inc.:
Southwest Gas Corporation long-term debt	$2,438,206		$2,116,333
Centuri long-term debt	334,427		347,661
Less: current maturities	(40,433)		(163,512)
Long-term debt, less current maturities – Southwest Gas Holdings, Inc.	$2,732,200		$2,300,482
Southwest has a $400 million credit facility, for which it has designated $150 million of associated capacity as long-term debt and the remaining $250 million for working capital purposes. Interest rates for the credit facility are calculated at either LIBOR or an “alternate base rate,” plus in each case an applicable margin that is determined based on Southwest’s senior unsecured debt rating. At December 31, 2020, $150 million was outstanding on the long-term portion (including $50 million under the commercial paper program discussed below). The effective interest rate on the long-term portion of the credit facility was 0.92% at December 31, 2020. Borrowings under the credit facility ranged from none at various times throughout 2020 to a high of $344 million during the first quarter of 2020.
On April 10, 2020, Southwest amended its credit facility agreement; total borrowing capacity under the amended agreement remains at $400 million. The amended agreement extended the maturity date from March 2022 to April 2025. Under the amended agreement, the applicable margin ranges from 0.750% to 1.500% for loans bearing interest with reference to LIBOR and from 0.000% to 0.500% for loans bearing interest with reference to an alternate base rate. At December 31, 2020, the applicable margin is 1% for loans bearing interest with reference to LIBOR and 0% for loans bearing interest with reference to the alternative base rate. Upon the occurrence of certain events providing for a transition away from LIBOR, or if LIBOR is no longer a widely recognized benchmark rate, Southwest may further amend the credit facility with a replacement rate as set forth in the amended agreement. Southwest is also required to pay a commitment fee on the unfunded portion of the commitments based on its senior unsecured long-term debt rating. The commitment fee on the unfunded portion of the commitments ranges from 0.075% to 0.200% per annum, and was not significant for the year ended December 31, 2020. The amended agreement contains certain representations and warranties and affirmative and negative covenants similar to those contained in the previous agreement. In addition, the amended agreement contains a financial covenant requiring Southwest to maintain a ratio of funded debt to total capitalization not to exceed 0.70 to 1.00 as of the end of any quarter of any fiscal year.
Southwest has a $50 million commercial paper program. Issuances under the commercial paper program are supported by Southwest’s current revolving credit facility and, therefore, do not represent additional borrowing capacity. Borrowings under the commercial paper program are designated as long-term debt. Interest rates for the program are calculated at the then current commercial paper rate. At December 31, 2020, as noted above, $50 million of borrowings were outstanding under the commercial paper program.
In June 2020, Southwest issued $450 million aggregate principal amount of 2.20% Senior Notes at a discount of 0.126%. The notes will mature in June 2030. A portion of the net proceeds was used to reduce borrowings under Southwest’s credit facility and to redeem the 4.45% $125 million notes due in December 2020, which were redeemed in September 2020 after Southwest provided advance notice to the holders of its intention to redeem the notes in full at a redemption price of 100% plus accrued and unpaid interest.
Centuri has a $590 million senior secured revolving credit and term loan facility, scheduled to expire in November 2023. The capacity of the line of credit portion of the facility is $325 million; related amounts borrowed and repaid are available to be re-borrowed. The term loan portion of the facility has a limit of approximately $265 million; amounts borrowed and repaid under this portion of the facility are not able to be re-borrowed. It is secured by substantially all of Centuri’s assets except those explicitly excluded under the terms of the agreement (including owned real estate and certain certificated vehicles). Centuri’s assets securing the facility at December 31, 2020 totaled $1.4 billion. At December 31, 2020, $253 million in borrowings were outstanding under Centuri’s combined facility. During 2020, Centuri also received proceeds of $70 million in equipment loans.
Interest rates for Centuri’s $590 million secured revolving credit and term loan facility are calculated at LIBOR, the Canadian Dealer Offered Rate (“CDOR”), or an alternate base rate or Canadian base rate, plus in each case an applicable margin that is determined based on Centuri’s consolidated leverage ratio. The applicable margin ranges from 0.875% to 2.25% for loans bearing interest with reference to LIBOR or CDOR and from 0.00% to 1.25% for loans bearing interest with reference to the alternate base rate or Canadian base rate. Centuri is also required to pay a commitment fee on the unfunded portion of the commitments based on their consolidated leverage ratio. The commitment fee ranges from 0.125% to 0.35% per annum. Borrowings under the secured revolving credit portion of the facility ranged from a low of $27 million during the fourth quarter of 2020 to a high of $77 million during the third quarter of 2020.
All amounts outstanding are considered long-term borrowings. The effective interest rate on the secured revolving credit and term loan facility was 1.3% at December 31, 2020.
It is currently anticipated that LIBOR may be discontinued as a benchmark or reference rate after 2021. As of December 31, 2020, $50 million of outstanding borrowings for the holding company under its credit facility (see Short-term Debt below), $157 million of Southwest’s outstanding borrowings under its credit facility (other than from its commercial paper program), and $145 million of Centuri’s outstanding borrowings under its combined facility have interest rates with reference to LIBOR and maturity dates that extend beyond 2021. The outstanding amounts reflect approximately 6% of Southwest’s total debt and 12% of total debt (including current maturities) for the Company overall. Southwest and Southwest Gas Holdings, Inc., in accordance with the April 2020 amendments to their respective facilities, may make further amendments with replacement rates if LIBOR is discontinued. However, replacement rates are not currently determinable. In order to mitigate the impact of the discontinuance on the Company’s and Southwest’s financial condition and results of operations, management will continue to monitor developments and work with lenders to determine the appropriate replacement/alternative reference rate for variable rate debt. At this time the Company and Southwest can provide no assurances as to the impact a LIBOR discontinuance will have on their financial condition or results of operations. Any alternative rate may be less predictable or less attractive than LIBOR.
The effective interest rates on Southwest’s variable-rate IDRBs are included in the table below:

	December 31,
	2020	2019
2003 Series A	0.80%	2.51%
2008 Series A	0.83%	2.46%
2009 Series A	0.76%	2.37%
Tax-exempt Series A	0.87%	2.32%
In Nevada, interest fluctuations due to changing interest rates on Southwest’s 2003 Series A, 2008 Series A, and 2009 Series A variable-rate IDRBs are tracked and recovered from customers through a variable interest expense recovery mechanism.
None of Southwest’s debt instruments have credit triggers or other clauses that result in default if bond ratings are lowered by rating agencies. Interest and fees on certain debt instruments are subject to adjustment depending on Southwest’s bond ratings. Certain debt instruments are subject to a leverage ratio cap and the 6.1% Notes due 2041 are also subject to a minimum net worth requirement. At December 31, 2020, Southwest was in compliance with all of its covenants. Under the most restrictive of the financial covenants, approximately $2.7 billion in additional debt could be issued while still meeting the leverage ratio requirement. Relating to the minimum net worth requirement, as of December 31, 2020, there is at least $1.7 billion of cushion in equity. No specific dividend restrictions exist under the collective covenants. None of the debt instruments contain material adverse change clauses.
Certain Centuri debt instruments have leverage ratio caps and fixed charge ratio coverage requirements. At December 31, 2020, Centuri was in compliance with all of its covenants. Under the most restrictive of the covenants, Centuri could issue over $318 million in additional debt and meet the leverage ratio requirement. Centuri has at least $115 million of cushion relating to the minimum fixed charge ratio coverage requirement. Centuri’s covenants limit its ability to provide cash dividends to Southwest Gas Holdings, Inc., its parent. The dividend restriction is equal to a maximum of 60% of its rolling twelve-month consolidated net income.
Estimated maturities of long-term debt for the next five years are:

(Thousands of dollars)	Southwest	Centuri	Total
2021	$—	$40,433	$40,433
2022	275,000	45,433	320,433
2023	—	219,638	219,638
2024	—	11,284	11,284
2025	150,000	9,076	159,076
Short-Term Debt
Southwest Gas Holdings, Inc. has a $100 million credit facility that is primarily used for short-term financing needs. Interest rates for this facility are calculated at either LIBOR or the “alternate base rate,” plus in each case an applicable margin that is determined based on the Company’s senior unsecured debt rating. Borrowings under the credit facility ranged from a low of $17 million during the first quarter of 2020 to a high of $67 million during the first quarter of 2020. There was $50 million and $17 million outstanding under this facility with a weighted average interest rate of 1.225% and 2.749% at December 31, 2020 and 2019, respectively.
Similar to Southwest amending its credit facility agreement, on April 10, 2020, Southwest Gas Holdings, Inc. also amended its existing credit facility, extending the maturity date to April 2025. The revolving borrowing capacity under the amended agreement remained at $100 million, the same as before the amendment. Interest rate benchmarks (LIBOR or an alternative) as well as related ranges, including with regard to the applicable margin, largely mirror those included in Southwest’s amended facility agreement noted above, determined in this case based on Southwest Gas Holdings, Inc.’s senior unsecured long-term debt rating. At December 31, 2020, the applicable margin is 1.125% for loans bearing interest with reference to LIBOR and 0.125% for loans bearing interest with reference to the alternative base rate. Similar to the Southwest facility amendment, upon the occurrence of certain events providing for a transition away from LIBOR, or if LIBOR is no longer a widely recognized benchmark rate, Southwest Gas Holdings, Inc. may amend its credit facility agreement with a replacement rate, as set forth in the amended agreement. The commitment fee rates, terms, and covenants, noted above for Southwest are also applicable to Southwest Gas Holdings, Inc. in its amended credit facility, including the noted ratio of funded debt to total capitalization as of the end of any quarter of any fiscal year. The commitment fee under this credit facility was not significant for the year ended December 31, 2020.
At December 31, 2020, Southwest Holdings, Inc. was in compliance with all of its credit facility covenants. Interest and fees on the credit facility are subject to adjustment depending on its bond ratings. The credit facility is subject to a leverage ratio cap. No specific dividend restrictions exist under the collective covenants. The credit facility does not contain a material adverse change clause.
As indicated above, under Southwest’s $400 million credit facility, of which $250 million has been designated by management for working capital purposes. Southwest had $57 million and $194 million of short-term borrowings outstanding with weighted average interest rates of 1.10% and 2.61%, at December 31, 2020 and 2019, respectively.